UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2005

                             PROCERA NETWORKS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                  000-49862             33-0974674
(State or other jurisdiction    (Commission           (IRS Employer
     of incorporation)          File Number)      Identification Number)

                               100 C Cooper Court
                           Los Gatos, California 95032
                               ------------------
                    (Address of principal executive offices)

                                 (408) 354-7200
                                  -------------
              (Registrant's telephone number, including area code)

                        3175 South Winchester Boulevard,
                               Campbell, CA 95008
                               ------------------
          (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  2.02     Results  of  Operations  and  Financial  Condition

On May 18, 2005, Procera Networks, Inc. (the "Company") issued a press release announcing an increase in demand for its products and an increase in revenues for the first quarter of 2005 as compared to the fourth quarter of 2004. The release also makes certain statements concerning the Company's revenues reported in its Quarterly Report on Form 10-QSB for the quarter ended April 3, 2005. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.2 of Form 8-K, the press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, but instead is furnished as provided by that instruction, and incorporated herein by this reference.

ITEM  9.01     Financial  Statements  and  Exhibits

       (c)     Exhibits

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     99.1        Press Release dated May 18, 2005
    -------    -----------------------------------------------------------------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  May  19,  2005         PROCERA  NETWORKS,  INC.,
                              a  Nevada  corporation


                              By: /s/ Douglas J. Glader
                              ------------------------------------------
                              Title:  President  &  CEO
                              ----------------------------------------